CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008             /s/ Douglas Lindgren
     ----------------------        ---------------------------------------------
                                   Douglas Lindgren, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008            /s/ Robert Aufenanger
     ---------------------        ----------------------------------------------
                                  Robert Aufenanger, Principal Financial Officer